SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2002

BOYD GAMING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of
Incorporation or Organization)

1-12168	88-0242733
(Commission File Number)	(I.R.S. Employer
Identification No.)

2950 Industrial Road
Las Vegas, Nevada 89109
(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200
(Registrant’s telephone number,
including area code)

Item 5.    Other Events.

The information set forth in the Registrant’s press release regarding the redemption of its 9.50% senior subordinated notes due 2007, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Text of Press Release dated December 30, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: December 30, 2002	/s/ Ellis Landau
Ellis Landau Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit	Description
99.1	Text of Press Release dated December 30, 2002